PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED MARCH 21, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☒

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Tax Free Fund For Puerto Rico Residents, Inc.
(Name of Registrant as Specified in its Charter)

Ocean Capital LLC
W. Heath Hawk
ETHAN A. DANIAL
IAN MCCARTHY
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED MARCH 21, 2024

2024 ANNUAL MEETING OF STOCKHOLDERS OF
Tax Free Fund for Puerto Rico Residents, Inc.

PROXY STATEMENT
OF
OCEAN CAPITAL LLC

Please vote the BLUE Proxy Card (i) “FOR” the election of our highly qualified nominees and (ii) “FOR” each of Ocean Capital’s proposals!

Please sign, date and mail the enclosed BLUE Proxy Card today!

Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital,” “we,” “us,” or “ours”), and its managing member William Heath Hawk (together with Ocean Capital and the Nominees (as defined below), the “Participants”) are significant stockholders and beneficially own in the aggregate approximately [•]% of the outstanding shares of the common stock, par value $0.01 (the “Common Stock”), of Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund”), a Puerto Rico corporation. We are writing to you in connection with our (i) nomination of two highly qualified individuals, Ethan A. Danial and Ian McCarthy, to the board of directors of the Fund (the “Board”), (ii) submission of ten business proposals for stockholder consideration and (iii) stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”), each at the 2024 annual meeting of stockholders scheduled to be held virtually at 11:30 a.m., Atlantic Standard Time (11:30 a.m. Eastern Daylight Time), on April 18, 2024 (collectively, with any meeting held in lieu thereof and any adjournments, postponements, reschedulings or continuations thereof, the “2024 Annual Meeting”). This Proxy Statement and the enclosed BLUE Proxy Card are first being furnished to stockholders on or about [•], 2024.

We are furnishing this Proxy Statement and the enclosed BLUE Proxy Card to seek your support at the 2024 Annual Meeting with respect to the following business proposals (each, a “Proposal” and, collectively, the “Proposals”) to:

1.      Elect Ocean Capital’s slate of two director nominees, Ethan A. Danial and Ian McCarthy (the “Nominees”), to serve as Class I directors on the Board, until their terms expire at the Fund’s 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.      Adopt a non-binding resolution urging that the Board take all necessary steps to hold each of Agustín Cabrer, Vicente J. León, Carlos Nido, Luis M. Pellot, Clotilde Pérez, José J. Villamil and Carlos V. Ubiñas liable in their capacities as directors and agents of the Fund and as fiduciaries of the Fund’s stockholders for harms that he or she has caused the Fund to incur as a result of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (the “Director Accountability Proposal”);

3.      Adopt a non-binding resolution urging that the Board take all necessary steps to resolve the stockholder dispute between the Fund and Ocean Capital by dropping all of its claims as soon as reasonably possible, and in no event more than sixty days following the date hereof (the “Dispute Resolution Proposal”);

4.      Ensure that José R. Izquierdo II and Brent D. Rosenthal (collectively, with Mr. Danial, the “2022 Ocean Capital Nominees”), each of whom received sufficient votes to be elected to the Board as Class II directors at the Fund’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”), shall be seated immediately, but in no event more than 10 days following the date hereof, and, accordingly, that the incumbent directors, Carlos V. Ubiñas, Vicente J. Léon and José J. Villamil, none of whom received sufficient votes to be reelected to the Board at the 2022 Annual Meeting but have nevertheless continued to serve on the Board, shall step down immediately, but in no event more than 10 days following the date hereof (the “2022 Ocean Capital Nominee Confirmation Proposal”);

5.      Confirm via a press release distributed through a widely circulated news or wire service and filed with the Securities and Exchange Commission (the “SEC”) whether the stockholder proposal submitted by Ocean Capital for stockholder vote at the 2022 Annual Meeting, which received enough “FOR” votes to pass, was properly implemented (the “2022 Implementation Proposal”);

6.      Ensure that Roxana Cruz-Rivera and Mojdeh L. Khaghan (together, the “2023 Ocean Capital Nominees”), each of whom received sufficient votes to be elected to the Board as Class III directors at the Fund’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”), shall be seated immediately, but in no event more than 10 days following the date hereof, and, accordingly, that the incumbent directors, Luis M. Pellot and Carlos Nido, neither of whom received sufficient votes to be reelected to the Board at the 2023 Annual Meeting but have nevertheless continued to serve on the Board, shall step down immediately, but in no event more than 10 days following the date hereof (the “2023 Ocean Capital Nominee Confirmation Proposal”);

7.      Confirm via a press release distributed through a widely circulated news or wire service and filed with the SEC whether the four stockholder proposals submitted by Ocean Capital for stockholder vote at the 2023 Annual Meeting, each of which received enough “FOR” votes to pass, were properly implemented (“the 2023 Implementation Proposal”);

8.      Repeal any provision of, or amendment to, the Amended and Restated By-Laws of Tax Free Fund for Puerto Rico Residents (the “Bylaws”) adopted by the Board without the approval of the Fund’s stockholders subsequent to March 25, 2022 (the “Bylaws Amendment Proposal”);

9.      Amend Article II, Section 8 of the Bylaws to lower the quorum threshold for stockholder meetings from one-half to one-third of the outstanding shares entitled to vote (the “Quorum Threshold Reduction Proposal”);

10.    Amend Article II, Section 8 of the Bylaws to clarify that the power to adjourn stockholder meetings belongs exclusively to the stockholders (the “Adjournment Power Proposal”);

11.    Amend Article II, Section 8 of the Bylaws to add a supermajority voting standard (66⅔% of outstanding shares entitled to vote thereon) for all future amendments of that section (the “Supermajority Amendment Proposal”); and

12.    Terminate the Amended and Restated Investment Advisory Agreement between the Fund and UBS Asset Managers of Puerto Rico (“UBS”), a division of UBS Trust Company of Puerto Rico (“UBSTC PR”), dated May 12, 2021 (the “Investment Advisory Agreement”), and all other advisory and management agreements between the Fund and UBS (collectively with the Investment Advisory Agreement, the “UBS Agreements”) within sixty days, pursuant to Section 11 of the Investment Advisory Agreement and the right of stockholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 (the “1940 Act”) and as required to be included in such agreements (the “Terminate UBS Agreements Proposal”).

If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed BLUE Proxy Card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below, Information Concerning the 2024 Annual Meeting (which is incorporated herein by reference), and the Fund’s proxy materials for additional information concerning the 2024 Annual Meeting, including how to register for the meeting, voting and proxy procedures, votes required for approval of the Proposals and the solicitation of proxies. Any stockholder wishing to participate in the 2024 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2024 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on March 7, 2024, the record date for the 2024 Annual Meeting (the “Record Date”), you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on April 16, 2024 to attend and vote at the 2024 Annual Meeting. Broadridge Financial Solutions, Inc. (“Broadridge”) will then e-mail you the login information and instructions for attending and voting at the 2024 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2024 Annual Meeting.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Morrow Sodali LLC (“Morrow Sodali”), toll free at (800) 662-5200 or collect at (203) 658-9400.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov.
The Edgar file number for the Fund is 811-23672.

IMPORTANT:

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•        If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed BLUE Proxy Card to Ocean Capital LLC, c/o Morrow Sodali LLC, in the enclosed postage-paid return envelope today or by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

•        If your shares were held for you by a brokerage firm, bank, bank nominee or other institution on the Record Date, only they can vote such shares and only upon receipt of your specific instructions. Such brokerage firm, bank, bank nominee or other institution will not have discretionary voting power and, without your specific instructions on how to vote, the underlying shares will not be counted as shares present and entitled to vote at the meeting. Accordingly, please instruct your broker, bank or other institution to vote the BLUE Proxy Card on your behalf by following the instructions provided by your broker or bank.

REASONS FOR OUR SOLICITATION

Ocean Capital, as one of the Fund’s largest stockholders, has notified the Fund of its intent to nominate a slate of two highly qualified Nominees who would not be “interested persons” (based on Section 2(a)(19) of the 1940 Act) and are independent (based on Section 301 of the Sarbanes-Oxley Act of 2002) and to put forth ten business proposals for submission to a stockholder vote at the 2024 Annual Meeting, each as further described elsewhere in this Proxy Statement. Additionally, Ocean Capital submitted a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act, as further described elsewhere in this Proxy Statement.

As committed investors, we are looking for the Fund to significantly improve both performance and governance in order to generate maximum returns for all stockholders, consistent with the Fund’s investment objectives and strategies. We believe stockholders cannot expect the Fund to perform significantly better without fundamental change, beginning in the boardroom by adding fresh perspectives. If elected, the Nominees will be committed to putting stockholders’ interests first and evaluating all avenues to maximize value, including, but not limited to, consideration of the reestablishment of a share repurchase program, the liquidation of the Fund to realize its net asset values and other value-unlocking initiatives. Although there can be no assurances that any such avenues will in fact increase stockholder value, the Participants to the solicitation believe that the Nominees’ presence on the Board will benefit all stockholders. Ocean Capital further believes that its business proposals will, among other things, ensure that the principles of shareholder democracy and good corporate governance are respected and upheld.

In furtherance of its objectives, Ocean Capital previously submitted director nominations and a business proposal for the Fund’s 2022 Annual Meeting. The 2022 Annual Meeting was initially scheduled to be held on April 28, 2022 and was adjourned five times for failure to reach a quorum. The 2022 Annual Meeting was reconvened for the last time on March 9, 2023. According to the Fund’s Semi-Annual Certified Shareholder Report on Form N-CSRS filed with the SEC on September 6, 2023 (the “September 2023 Shareholder Report”), at the 2022 Annual Meeting, a quorum was present and the Fund’s stockholders overwhelmingly favored the 2022 Ocean Capital Nominees over the Fund’s nominees.1 Since then, the Fund has so far refused to seat the 2022 Ocean Capital Nominees, claiming that Ocean Capital did not properly submit proxies and votes at the 2022 Annual Meeting. Ocean Capital has moved for a statutory injunction seeking to enforce the results of the 2022 Annual Meeting, which is currently pending (for more information about the pending lawsuit and Ocean Capital’s counterclaims against the Fund, please see “Appendix A — The Federal Action”).

Additionally, Ocean Capital previously submitted director nominations and three business proposals for the 2023 Annual Meeting. The 2023 Annual Meeting was initially scheduled to be held on April 20, 2023 and was adjourned three times for failure to reach a quorum. The 2023 Annual Meeting was reconvened for the last time on November 2, 2023. According to the Certified Shareholder Report on Form N-CSR filed with the SEC on March 7, 2024 (the “March 2024 Shareholder Report”) at the 2023 Annual Meeting, the Fund’s stockholders overwhelmingly favored the 2023 Ocean Capital Nominees, over the Fund’s nominees, Messrs. Carlos Nido and Luis M. Pellot.2 As with the 2022 Ocean Capital Nominees, the Fund has refused to seat the 2023 Ocean Capital Nominees, claiming that whether a quorum was present at the 2023 Annual Meeting and the validity of the vote at the 2023 Annual Meeting remain subject to legal challenge.

Under the Bylaws, each director’s term lasts until his or her successor has been elected and qualified, or until his death, resignation or removal, or until December 31 of the year in which he shall have reached eighty-five years of age. As a result of the delays due to failure to reach a quorum and the Fund’s refusal to recognize the election results of the 2022 Annual Meeting and the 2023 Annual Meeting, the Fund’s three incumbent directors whose terms expired at the 2022 Annual Meeting — Carlos V. Ubiñas, Vicente León and José J. Villamil — have continued to serve on the Board for nearly two years since the original scheduled date of the 2022 Annual Meeting and for nearly a year since the 2022 Annual Meeting was finally held, and the Fund’s two incumbent directors whose terms expired at the 2023 Annual Meeting — Luis M. Pellot and Carlos Nido — have continued to serve on the Board for nearly a year since the original scheduled date of the 2023 Annual Meeting and for over four months since the date of the 2023 Annual Meeting was finally held. Ocean Capital believes that its business proposals will ensure that the will of the shareholders, as expressed at the 2022 Annual Meeting, the 2023 Annual Meeting and future meetings, is honored. For more information on the reasons that Ocean Capital supports its business proposals see the descriptions of the respective proposals below.

____________

1        According to the September 2023 Shareholder Report, Messrs. Danial, Izquierdo, and Rosenthal received 4,897,284, 4,754,292, and 4,897,284 votes, respectively, while the Fund’s three nominees to the Board, Messrs. Ubiñas, León and Villamil, only received 126,999, 130,514, and 130,514 votes, respectively.

2        According to the March 2024 Shareholder Report, Mses. Roxana Cruz-Rivera and Mojdeh Khagan received 5,704,338 and 5,685,086 votes, respectively, while the Fund’s two nominees to the Board, Messrs. Pellot and Nido, only received 137,801 and 128,795 votes, respectively.

Please see “Appendix A — Information Concerning the Nominees and Participants — The Federal Action” for a description of ongoing litigation between Ocean Capital, on the one hand, and the Fund and certain related funds, on the other, relating to the 2022 Annual Meeting and the 2023 Annual Meeting.

The 14a-8 Proposal

On December 6, 2023, Ocean Capital submitted a stockholder proposal and corresponding supporting statement to the Fund to be included in the Fund’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, which was subsequently supplemented on December 8, 2023 (as supplemented, the “14a-8 Proposal”). The purpose of the 14a-8 Proposal is to allow stockholders the opportunity to vote on a proposal to terminate the Investment Advisory Agreement and all other advisory and managements agreements between the Fund and UBS, pursuant to the right of stockholders as embodied in Section 15(a)(3) of the 1940 Act and as required to be included in such agreements. Pursuant to Section 11 of the Investment Advisory Agreement, the approval of the Terminate UBS Agreements Proposal (the 14a-8 Proposal) requires the affirmative vote of a majority of the outstanding voting securities of the Fund. For that purpose, and in accordance with the 1940 Act, the vote of “a majority of the outstanding voting securities of the Fund” at the 2024 Annual Meeting means the affirmative vote of the lesser of (i) 67% or more of Fund’s shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding Fund shares.

On January 31, 2024, the Fund notified Ocean Capital of its intent to include a statement of opposition to Ocean Capital’s proposal to terminate the Fund’s investment advisory agreement with UBS Asset Managers of Puerto Rico (the “Opposition Statement”). On February 20, 2024, Ocean Capital submitted a response letter (the “14a-8 Response Letter”) to the SEC pursuant to Rule 14a-8(m)(2) of the Exchange Act to inform the Staff of its belief that the Opposition Statement contains certain materially false or misleading statements in violation of Rule 14a-9 of the Exchange Act. The Fund has included the 14a-8 Proposal in its solicitation materials, along with the Opposition Statement, which Ocean Capital believes contains materially false or misleading statements in violation of Rule 14a-9. The 14a-8 Proposal is presented herein and has been labeled as the Terminate UBS Agreements Proposal. The 14a-8 Proposal is reproduced in the Section below, “Proposal No. 12 — Terminate UBS Agreements Proposal.”

The Federal Action

On February 28, 2022, a number of closed-end bond funds affiliated with the Fund (the “Sibling Funds”) first brought suit against Ocean Capital, Mr. Hawk and certain other named defendants, alleging certain of Ocean Capital’s proxy disclosures and other conduct of Ocean Capital and the defendants in connection with campaigns against the funds violated Sections 13(d), 14(a), and 20(a) of the Exchange Act. The Fund joined the Federal Action along with the Sibling Funds by an amended complaint filed January 5, 2023. With respect to the Fund, both the 2022 Ocean Capital Nominees and 2023 Ocean Capital Nominees received sufficient votes to be elected by the Fund’s stockholders at the 2022 Annual Meeting and 2023 Annual Meeting, respectively. Nevertheless, the Fund’s candidates at the 2022 Annual Meeting — Messrs. Ubiñas, León and Villamil — have continued to serve on the Board for almost two years since the original scheduled date of the 2022 Annual Meeting and nearly a year since the 2022 Annual Meeting was consummated, and the Fund’s candidates at the 2023 Annual Meeting — Messrs. Nido and Pellot — have continued to serve on the Board for almost a year since the original scheduled date of the 2023 Annual Meeting and almost four months since the 2023 Annual Meeting was consummated. The Fund claimed that the pendency of the aforementioned claims against Ocean Capital precluded the seating of Ocean Capital’s director candidates who received enough votes to be elected to their respective boards at the annual meetings at which a quorum was present. However, on September 13, 2023, the Court (as defined below) entered a partial judgment confirming its dismissal with prejudice of the funds’ claims. The Fund has not provided any other justification for its failure to seat Ocean Capital’s director candidates who received enough votes to be elected, which has now continued for months past the dismissal of its claims against Ocean Capital and the other defendants. In addition to counterclaims against the Fund, Puerto Rico Residents Tax-Free Fund, Inc. (“PRRTFF I”), and Puerto Rico Residents Tax-Free Fund VI, Inc. (“PRRTFF VI”), Ocean Capital brought a motion for statutory injunction pursuant to Section 3655 (as defined below) to have its nominees who received sufficient votes to be elected. Ocean Capital’s counterclaims and its motion remain pending. Please refer to the Section below, “Appendix A — Information Concerning the Nominees and Participants, The Federal Action”, for more information regarding the related litigation.

No matter how many shares of Common Stock you own, we urge you to vote your shares on the enclosed BLUE Proxy Card to support the adoption of Ocean Capital’s Proposals for the 2024 Annual Meeting, which we believe will help unlock value for investors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

According to the Fund’s preliminary proxy statement filed with the SEC on February 23, 2024 (the “Fund’s proxy statement”), the Board is currently composed of seven directors and three of the Fund’s directors are up for election at the 2024 Annual Meeting. We are seeking your support at the 2024 Annual Meeting to elect each of our two highly qualified Nominees in opposition to the Fund’s Class I director nominees, to serve a three-year term expiring at the Fund’s 2027 annual meeting of stockholders or until their respective successors have been duly elected and qualified. Our Nominees, if elected at the 2024 Annual Meeting, will constitute a minority of the Board. However, if the election results of the 2022 Annual Meeting and 2023 Annual Meeting are formally implemented and Ocean Capital’s Nominees for the 2024 Annual Meeting are also elected, then the 2022 Ocean Capital Nominees, the 2023 Ocean Capital Nominees and the Nominees collectively would constitute a majority of the Board. We do not believe that the election and seating of our Nominees, the 2022 Ocean Capital Nominees and the 2023 Ocean Capital Nominees would constitute a change of control under the Fund’s existing contracts that are publicly available.3

OUR NOMINEES

The following information sets forth the name, age, business address, positions held with the Fund, term of office and length of time served in such positions if applicable, principal occupation(s) for the past five years, number of portfolios in fund complexes overseen and other directorships held by each of our Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Fund’s governing instruments. Mr. Danial is the son of Ms. Khaghan, one of the 2023 Ocean Capital Nominees. Other than that, there is no family

____________

3        The Amended and Restated Underwriting Agreement, dated May 13, 2021, between the Fund, UBSTC PR, and UBS Financial Services Incorporated of Puerto Rico, provides that the rights and obligations under the agreement will automatically terminate with respect to any party upon “change of control” of such party. But the term “change of control” is not defined, and it is unclear if the election of Ocean Capital’s nominees would trigger the provision.

relationship between the two Nominees or between either Nominee and any of the 2022 Ocean Capital Nominees or 2023 Ocean Capital Nominees. The specific experience, qualifications, attributes and skills that led us to conclude that our Nominees should serve as directors of the Fund are set forth below.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
Ethan A. Danial, 954 Avenida Ponce De Leon, San Juan, Puerto Rico 00907, (27)	Director[4]	N/A

Member, Authorized Officer and Manager at RAD Investments, LLC, an investment firm in Puerto Rico where he has worked since January 2019

Vice President of Caribbean Capital and Consultancy Corp., an investment firm in Puerto Rico from August 2017 through October 2022

N/A

Director of Campo Caribe LLC, an agricultural business in Puerto Rico, from September 2019 to September 2022

Director of First Puerto Rico Tax-Exempt Target Maturity Fund VII, a Puerto Rico-based investment fund, from November 2020 to June 2021

Director of Puerto Rico Residents Tax-Free Fund, Inc. since 2022[5]

Director of Puerto Rico Residents Tax-Free Fund VI, Inc. since 2022[5]

Director of Tax Free Fund For Puerto Rico Residents, Inc. since 2022[4]

Ian McCarthy, 1959 Loiza Street, Suite 401, San Juan, Puerto Rico 00911, (32)	N/A	N/A

Managing Director at Fairview Asset Management, LLC, an investment management services firm, where he has worked since June 2020

Director, Originations & Fundraising, at Stabilis Capital Management, LP, an investment firm, where he worked from January 2018 to May 2020

				N/A	Director of Puerto Rico Residents Tax-Free Fund VI, Inc. since 2023[6]

____________

4        On March 9, 2023, Mr. Danial received sufficient votes to be elected as a Class I director of the Fund, to serve until his term expires at the 2024 Annual Meeting or until his successor is duly elected and qualified. According to the September 2023 Shareholder Report, Mr. Danial received 4,897,284 votes, while none of the Fund’s nominees for the 2022 Annual Meeting received more than 130,514 votes. Nevertheless, the Fund has refused to seat Mr. Danial as a director under the pretense that “the legal validity of the vote at the 2022 Annual Meeting remains subject to legal challenge,” even though all of the Fund’s claims were dismissed in the Federal Action (as defined below).

5         Mr. Danial also received sufficient votes to be elected as a director at PRRTFF I and PRRTFF VI—closed-end funds which share a common investment advisor with the Fund and are also parties to the Federal Action. However, these funds have refused to seat Mr. Danial as a director, continuing to claim that the legal validity of the stockholder vote at the 2022 Annual Meeting and the 2023 Annual Meeting remains subject to legal challenge, even though all of the funds’ claims were dismissed in the Federal Action. Mr. Danial’s mother, Mojdeh L. Khaghan, has also received sufficient votes to be elected as a director at PRRTFF I and PRRTFF VI, but again those funds have, continuing to rely on the same dismissed claims, refused to seat her as a director.

6        Mr. McCarthy received sufficient votes to be elected as a director at PRRTFF VI. However, PRRTFF VI has refused to seat Mr. McCarthy as a director, claiming that the presence of a quorum and legal validity of the vote at the 2023 Annual Meeting remains subject to legal challenge despite all of the funds’ claims having been dismissed in the Federal Action.

Ethan A. Danial, age 27, is a Puerto Rico-based investment professional with experience in research and trading of defaulted and restructured Puerto Rico municipal bonds. Mr. Danial has been employed as a member, authorized officer and manager at RAD Investments, LLC, an investment firm in Puerto Rico, since January 2019. Additionally, from August 2017 through October 2022, Mr. Danial was the Vice President of Caribbean Capital and Consultancy Corp., an investment firm in Puerto Rico. Mr. Danial served as a director for Campo Caribe LLC, an agricultural business in Puerto Rico, from September 2019 to September 2022. Further, Mr. Danial served as a director at First Puerto Rico Tax-Exempt Target Maturity Fund VII, a Puerto Rico-based investment fund, from November 2020 until June 2021. Prior to Mr. Danial’s employment at Caribbean Capital and Consultancy Corp., he earned his B.A. in Mathematics-Statistics from Columbia University in 2017. Since August 2023, Mr. Danial is studying for his J.D. at Harvard Law School. Ocean Capital believes Mr. Danial’s investment and research experience with municipal bond funds makes him qualified to serve as a director of the Fund.

Ian McCarthy, age 32, is a Puerto Rico-based investment professional with experience in unconventional debt restructurings and loan workouts in the commercial real estate finance space. Mr. McCarthy currently serves as a Managing Director at Fairview Asset Management, LLC, an investment management services firm based in Puerto Rico, a position he has held since June 2020. Prior to that, Mr. McCarthy served as Director, Originations & Fundraising at Stabilis Capital Management, LP, a New York-based investment firm, from January 2018 until May 2020. He previously worked at Ten-X, a real estate trading software platform, from June 2014 to December 2017 and as an analyst at Rockwood Real Estate Advisors, a California real estate advisory firm. The Nominee earned his B.A. in Economics from Kenyon College in 2013. Ocean Capital believes Mr. McCarthy’s extensive investment and finance experience makes him qualified to serve as a director of the Fund.

SHARE OWNERSHIP OF NOMINEES

The following table contains a summary of the total number of shares of Common Stock beneficially owned by the Nominees as of the date of this Proxy Statement.

The information in the following table has been furnished to us by the respective Nominees:

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Ethan A. Danial, 954 Avenida Ponce De Leon, San Juan, Puerto Rico 00907	0	N/A

Ian McCarthy, 1959 Loiza Street, Suite 401, San Juan, Puerto Rico 00911	0	N/A

Ocean Capital believes that none of the Nominees presently is, and if elected as a director of the Fund, none of the Nominees would be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that each of the Nominees would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002.

In the event that our Nominees are not elected to the Board at the 2024 Annual Meeting, Ocean Capital intends to consider all available options in the future with respect to the Fund, including, without limitation, nominating director candidates or submitting stockholder proposals at future meetings of stockholders.

For additional information concerning our Nominees, see “Appendix A — Information Concerning the Nominees and Participants” (which is incorporated herein by reference).

Other than as described elsewhere in this Proxy Statement, none of the Participants has any material interest in this Proposal No. 1, individually or in the aggregate, including any anticipated benefit to any of them.

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 2

DIRECTOR ACCOUNTABILITY PROPOSAL

We have submitted the following non-binding proposal for stockholder approval at the 2024 Annual Meeting:

Proposal:

“RESOLVED, that the stockholders of Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund”) urge the Fund to take all necessary steps to hold Agustín Cabrer, Vicente J. León, Carlos Nido, Luis M. Pellot, Clotilde Pérez, José J. Villamil and Carlos V. Ubiñas liable in their capacities as directors and agents of the Fund and as fiduciaries of the Fund’s stockholders, and in their personal capacities to the fullest extent permissible under applicable law, for all harms that the Fund has incurred as a result of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, as provided for in Article VI of the Amended and Restated By-Laws of the Fund and to the extent permitted under the Certificate of Incorporation of the Fund and state and federal law.”

The reason for conducting this business at the 2024 Annual Meeting is because Ocean Capital believes that Agustín Cabrer, Vicente J. León, Carlos Nido, Luis M. Pellot, Clotilde Pérez, José J. Villamil and Carlos V. Ubiñas (collectively, the “Incumbent Directors”) have employed self-serving entrenchment tactics for years at the expense of stockholders and in violation of their fiduciary duties. The Director Accountability Proposal is intended to give voice to the frustrations of any and all stockholders who share the belief that the Incumbent Directors’ actions are in breach of their fiduciary duties and, as a direct result, have led to financial and reputational harms for the Fund and its stockholders. These actions include, but are not limited to, repeatedly refusing to acknowledge or implement stockholder proposals that receive enough votes to pass, repeatedly refusing to seat new directors who have received enough votes to be elected, engaging in baseless litigation against Ocean Capital and certain of its nominees, continuing to pay directors whose terms have expired and who have been unseated by newly elected directors, employing an investment advisor that has consistently provided below market returns, failing to certify the results of meetings of stockholders at which a quorum was present, and failing to resolve an ongoing dispute with its stockholders (including Ocean Capital).

Other than as described here and elsewhere in this Proxy Statement and other than any such benefit that will accrue to all stockholders should the Director Accountability Proposal be approved and adopted, none of the Participants has any material interest in the Director Accountability Proposal, individually or in the aggregate.

WE RECOMMEND A VOTE FOR THE DIRECTOR ACCOUNTABILITY PROPOSAL
ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 3

DISPUTE RESOLUTION PROPOSAL

We have submitted the following non-binding proposal for stockholder approval at the 2024 Annual Meeting:

Proposal:

“RESOLVED, that the stockholders of Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund”) urge the Fund to take all necessary steps to resolve the ongoing stockholder dispute between the Fund and Ocean Capital LLC by dropping all of its claims as soon as reasonably possible, and in no event more than sixty days following the date hereof.”

The reason for conducting this business at the 2024 Annual Meeting is because Ocean Capital believes that the Fund has willfully refused to resolve the Federal Action despite the ruling of the Court (as defined below) rejecting the Fund’s claims; the ongoing litigation has cost the Fund and its stockholders significant money and wrongfully deprived stockholders of their preferred nominees to serve as Fund directors. Ocean Capital believes the Fund’s refusal to accept the outcome of stockholder vote(s) reflects a calculated and intentional disregard for basic principles of corporate governance and the clearly and emphatically expressed desires of the Fund’s stockholders. By dropping all of its claims, the Fund will ensure a swift resolution to the Federal Action, which will in turn put an end to the substantial costs with this prolonged litigation and result in elected directors being properly seated.

Ocean Capital, as a party to the Federal Action, has a material interest in the implementation of the Dispute Resolution Proposal. Other than as described here and elsewhere in this Proxy Statement and other than any such benefit that will accrue to all stockholders should the Dispute Resolution Proposal be approved and adopted, none of the Participants has any material interest in the Dispute Resolution Proposal, individually or in the aggregate.

WE RECOMMEND A VOTE FOR THE DISPUTE RESOLUTION PROPOSAL
ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 4

2022 OCEAN CAPITAL NOMINEE CONFIRMATION PROPOSAL

We have submitted the following proposal for stockholder approval at the 2024 Annual Meeting:

Proposal:

“RESOLVED, that Messrs. José R. Izquierdo II and Brent D. Rosenthal, each of whom received sufficient votes to be elected to the Board of Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund”) as Class II directors at the Fund’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”), shall be seated immediately, but in no event more than 10 days following the date hereof, and, accordingly, that the incumbent directors, Messrs. Carlos V. Ubiñas, Vicente J. Léon and José J. Villamil, none of whom received sufficient votes to be reelected to the Board at the 2022 Annual Meeting but have nevertheless continued to serve on the Board, shall step down immediately, but in no event more than 10 days following the date hereof.”

The reason for conducting this business at the 2024 Annual Meeting is to ensure that the will of the Fund’s stockholders as expressed at the 2022 Annual Meeting is upheld. Ocean Capital believes that the approval of the 2022 Ocean Capital Nominee Confirmation Proposal is necessary to uphold the stockholder franchise as provided for and in accordance with the Bylaws and applicable law. Messrs. Danial, Izquierdo and Rosenthal each received sufficient votes to be elected by the Fund’s stockholders by wide margins as a Class I and as Class II directors, respectively (with terms expiring in 2024 and 2025, respectively), at the 2022 Annual Meeting. Because the Fund has not seated any of the 2022 Ocean Capital Nominees as directors, continuing to cite ongoing litigation and the assertion that the presence of a quorum “remains subject to legal challenge,” Messrs. Izquierdo’s and Rosenthal’s terms are already halfway to completion, and Mr. Danial’s term will likely expire without him serving a single day. Allowing Messrs. Ubiñas, Léon and Villamil to continue to serve well past the expiration of their terms and against the expressed will of the Fund’s stockholders contravenes and undermines the legal right of stockholders to elect directors and improperly nullifies the results of the 2022 Annual Meeting, at which the 2022 Ocean Capital Nominees received sufficient votes to be elected.

Ocean Capital submitted director nominations and a business proposal for consideration at the 2022 Annual Meeting, which was originally scheduled for April 28, 2022. After several adjournments, the 2022 Annual Meeting was reconvened on March 9, 2023 and a stockholder vote occurred. According to the final contest vote tallies, as provided in the September 2023 Shareholder Report, the 2022 Ocean Capital Nominees each received at least 4,754,292 votes, while none of the Fund’s nominees for the 2022 Annual Meeting received more than 130,514 votes. Nevertheless, the results of the 2022 Annual Meeting have yet to be implemented under the pretense that “the legal validity of the vote at the 2022 Annual Meeting remains subject to legal challenge,” even though all of the Fund’s claims have been dismissed in the Federal Action. As such, Ocean Capital has a material interest in seeing the 2022 Ocean Capital Nominees be seated and the will of the stockholders be honored. Other than as described here and elsewhere in this Proxy Statement and other than any such benefit that will accrue to all stockholders should the 2022 Ocean Capital Nominee Confirmation Proposal be approved and adopted, none of the Participants has any material interest in the 2022 Ocean Capital Nominee Confirmation Proposal, individually or in the aggregate.

WE RECOMMEND A VOTE FOR THE 2022 OCEAN CAPITAL NOMINEE CONFIRMATION PROPOSAL ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 5

2022 IMPLEMENTATION PROPOSAL

We have submitted the following proposal for stockholder approval at the 2024 Annual Meeting:

Proposal:

“RESOLVED, that Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund”) shall provide confirmation, in a press release distributed through a widely circulated news or wire service and filed with the Securities and Exchange Commission, of whether or not the stockholder proposal submitted by Ocean Capital LLC for stockholder vote at the Fund’s 2022 annual meeting of stockholders, which received enough “FOR” votes to pass, was properly implemented by the Fund, with such press release to be released and filed as soon as practicable, but in no event more than 10 days following the date hereof.”

The reason for conducting this business at the 2024 Annual Meeting is because it believes that it is important to receive confirmation that the stockholder franchise was not disregarded at the 2022 Annual Meeting. Specifically, Ocean Capital submitted a business proposal for consideration at the 2022 Annual Meeting to repeal any provision of, or amendment, to the Bylaws adopted by the Board without stockholder approval subsequent to March 25, 2022 (the “2022 Ocean Capital Business Proposal”). According to the voting results provided in the September 2023 Shareholder Report, the 2022 Ocean Capital Business Proposal received 5,263,479 “FOR” votes — enough to pass by a wide margin — yet the Fund has not confirmed whether the result of the vote has been recognized and implemented. If the Fund has disregarded the vote of its stockholders by refusing to implement the 2022 Ocean Capital Business Proposal, then that would constitute a subversion of shareholder democracy.

As the stockholder proponent of the 2022 Ocean Capital Business Proposal, Ocean Capital has a material interest in the approval and adoption of this 2022 Implementation Proposal. Other than as described here and elsewhere in this Proxy Statement and other than any such benefit that will accrue to all stockholders should the 2022 Implementation Proposal be approved and adopted, none of the Participants has any material interest in the 2022 Implementation Proposal, individually or in the aggregate.

WE RECOMMEND A VOTE FOR THE 2022 IMPLEMENTATION PROPOSAL
ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 6

2023 OCEAN CAPITAL NOMINEE CONFIRMATION PROPOSAL

We have submitted the following proposal for stockholder approval at the 2024 Annual Meeting:

Proposal:

“RESOLVED, that Mses. Roxana Cruz-Rivera and Mojdeh L. Khaghan, each of whom received sufficient votes to be elected to the Board of Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund”) as Class III directors at the Fund’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”), shall be seated immediately, but in no event more than 10 days following the date hereof, and, accordingly, that the incumbent directors, Messrs. Luis M. Pellot and Carlos Nido, neither of whom received sufficient votes to be reelected to the Board at the 2023 Annual Meeting but have nevertheless continued to serve on the Board, shall step down immediately, but in no event more than 10 days following the date hereof.”

The reason for conducting this business at the 2024 Annual Meeting is to ensure that the will of the Fund’s stockholders as expressed at the 2023 Annual Meeting is upheld. Ocean Capital believes that the approval of the 2023 Ocean Capital Nominee Confirmation Proposal is necessary to uphold the stockholder franchise as provided for and in accordance with the Bylaws and applicable law. Mses. Roxana Cruz-Rivera and Mojdeh L. Khaghan each received sufficient votes to be elected by the Fund’s stockholders by a wide margin as Class III Directors (with terms expiring in 2026) at the 2023 Annual Meeting. Because the Fund has not seated any of the 2023 Ocean Capital Nominees as duly elected directors, continuing to cite ongoing litigation and the assertion that the presence of a quorum “remains subject to legal challenge,” the 2023 Ocean Capital Nominees’ terms are already substantially underway even though they have yet to be seated. Allowing Messrs. Pellot and Nido to continue to serve well past the expiration of their terms and against the expressed will of the Fund’s stockholders contravenes and undermines the legal right of stockholders to elect directors and improperly nullifies the results of the 2023 Annual Meeting.

Ocean Capital submitted director nominations and four business proposals for consideration at the 2023 Annual Meeting, which was originally scheduled for April 20, 2023. After several adjournments, the 2023 Annual Meeting was reconvened on November 2, 2023 and a stockholder vote occurred. According to the final contest vote tallies, as provided in the March 2024 Shareholder Report, the 2023 Ocean Capital Nominees each received at least 5,685,086 votes, while none of the Fund’s nominees for the 2023 Annual Meeting received more than 137,801 votes. Nevertheless, the results of the 2023 Annual Meeting have yet to be implemented under the pretense that the presence of a quorum at the 2023 Annual Meeting “remains subject to legal challenge,” even though all of the Fund’s claims have been dismissed in the Federal Action. As such, Ocean Capital has a material interest in seeing the 2023 Ocean Capital Nominees be seated and the will of the stockholders being honored. Other than as described here and elsewhere in this Proxy Statement and other than any such benefit that will accrue to all stockholders should the 2023 Ocean Capital Nominee Confirmation Proposal be approved and adopted, none of the Participants has any material interest in the 2023 Ocean Capital Nominee Confirmation Proposal, individually or in the aggregate.

WE RECOMMEND A VOTE FOR THE 2023 OCEAN CAPITAL NOMINEE CONFIRMATION PROPOSAL ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 7

2023 IMPLEMENTATION PROPOSAL

We have submitted the following proposal for stockholder approval at the 2024 Annual Meeting:

Proposal:

“RESOLVED, that Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund”) shall provide confirmation in a press release distributed through a widely circulated news or wire service and filed with the Securities and Exchange Commission of whether the four stockholder proposals submitted by Ocean Capital LLC for stockholder vote at the Fund’s 2023 annual meeting of stockholders, each of which received enough “FOR” votes to pass, were properly implemented, with such press release to be released and filed as soon as practicable, but in no event more than 10 days following the date hereof.”

The reason for conducting this business at the 2024 Annual Meeting is because Ocean Capital believes that it is important to receive confirmation that the stockholder franchise was not disregarded at the 2023 Annual Meeting. Specifically, Ocean Capital submitted four business proposals for consideration at the 2023 Annual Meeting: (i) a proposal to repeal any provision of, or amendment to, the Bylaws adopted by the Board without stockholder approval subsequent to March 25, 2022 (the “2023 Bylaws Amendment Proposal”), (ii) a proposal to amend Article II, Section 8 of the Bylaws to lower the quorum threshold for stockholder meetings from one-half to one-third of the outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments to that section (the “2023 Quorum Threshold Reduction Proposal”), (iii) a proposal to amend Article II, Section 8 of the Bylaws to clarify that the power to adjourn stockholder meetings belongs exclusively to stockholders and to add a supermajority voting standard for all future amendments of that section (the “2023 Adjournment Power Proposal”) and (iv) a proposal to terminate the Investment Advisory Agreement and all other advisory and management agreements between the Fund and UBS within 60 days (the “2023 Investment Advisory Agreement Proposal” and, collectively, with the 2023 Bylaws Amendment Proposal, the 2023 Quorum Threshold Reduction Proposal and the 2023 Adjournment Power Proposal, the “2023 Ocean Capital Business Proposals”). According to the voting results provided in the March 2024 Shareholder Report, the 2023 Bylaws Amendment Proposal, the 2023 Quorum Threshold Reduction Proposal and the 2023 Adjournment Power Proposal all received enough “FOR” votes to pass, yet the Fund has not confirmed whether the results of the vote have been recognized and implemented.7 If the Fund has disregarded the vote of its stockholders by refusing to implement the 2023 Ocean Capital Business Proposals, then that would constitute a subversion of shareholder democracy.

As the stockholder proponent of the 2023 Ocean Capital Business Proposals, Ocean Capital has a material interest in the approval and adoption of this 2023 Implementation Proposal. Other than as described here and elsewhere in this Proxy Statement and other than any such benefit that will accrue to all stockholders should the 2023 Implementation Proposal be approved and adopted, none of the Participants has any material interest in the 2023 Implementation Proposal, individually or in the aggregate.

WE RECOMMEND A VOTE FOR THE 2023 IMPLEMENTATION PROPOSAL
ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

____________

7      According to the voting results provided in the March 2024 Shareholder Report, the 2023 Bylaws Amendment Proposal received 5,528,855 “FOR” votes, the 2023 Quorum Threshold Reduction Proposal received 5,488,306 “FOR” votes, and the 2023 Adjournment Power Proposal received 5,612,895 “FOR” votes. The Fund asserted in its proxy statement for the 2023 Annual Meeting, filed on form DEFC 14A with the SEC on April 10, 2023, that the 2023 Investment Advisory Agreement Proposal failed to comply with the advance notice provisions set forth in the Fund’s organizational documents solely because the Fund believes that Ocean Capital’s intent with this proposal was to cause a liquidation of the Fund—a claim that was wholly rejected by the Court in the Federal Action. Therefore, Ocean Capital believes there is no rational basis for the rejection of the 2023 Investment Advisory Agreement Proposal.

PROPOSAL NO. 8

BYLAWS AMENDMENT PROPOSAL

We have submitted the following proposal for stockholder approval at the 2024 Annual Meeting:

Proposal

“RESOLVED, that any provision of, or amendment to, the Amended and Restated By-Laws of Tax Free Fund for Puerto Rico Residents, Inc. adopted by the Board without the approval of the Fund’s stockholders subsequent to March 25, 2022 be and are hereby repealed.”

The reason for conducting this business at the 2024 Annual Meeting is to ensure that the will of the Fund’s stockholders with respect to the Proposals and the Nominees at the 2024 Annual Meeting, as well as (i) the 2022 Ocean Capital Business Proposal and the 2022 Ocean Capital Nominees for election at the 2022 Annual Meeting, which was consummated on March 9, 2023, and (ii) the 2023 Ocean Capital Business Proposals and the 2023 Ocean Capital Nominees for election at the 2023 Annual Meeting, which was consummated on November 2, 2023, is upheld and not thwarted by any unilateral bylaw provision or amendment adopted by the Board after Ocean Capital first sent its nomination notice to the Fund for its 2022 Annual Meeting. While we are not aware of any such provisions or amendments to the Bylaws, we urge stockholders to adopt this proposal to prevent any possible interference with the stockholder franchise and our right as stockholders of the Fund to present business at the 2024 Annual Meeting for stockholders to consider and vote upon. We believe the approval of this proposal is necessary to safeguard the integrity of the contested 2024 Annual Meeting so that stockholders will not be deprived of considering and voting on our Nominees and the Proposals.

Ocean Capital submitted director nominations and the 2022 Ocean Capital Business Proposal (substantially identical to this Bylaws Amendment Proposal) at the Fund’s 2022 Annual Meeting, where a quorum was present and a plurality of stockholders voted to elect the 2022 Ocean Capital Nominees and the 2022 Ocean Capital Business Proposal received a majority of the votes cast. However, the election of the 2022 Ocean Capital Nominees has yet to be implemented by the Fund. Nor has the Fund implemented the stockholders’ approval of the 2022 Ocean Capital Business Proposal at the 2022 Annual Meeting. Ocean Capital also submitted director nominations and the 2023 Ocean Capital Business Proposals (one of which — the 2023 Bylaws Amendment Proposal — being substantially identical to this Bylaws Amendment Proposal) for the 2023 Annual Meeting, which was adjourned more than once and then reconvened for the last time on November 2, 2023, where a quorum was present and shareholders elected the 2023 Ocean Capital Nominees by a plurality vote and the 2023 Ocean Capital Business Proposals received a majority of the votes cast. Similarly, the election of the 2023 Ocean Capital Nominees has yet to be implemented by the Fund and neither has the Fund implemented the stockholders’ approval of any of the 2023 Ocean Capital Business Proposals, including the 2023 Bylaws Amendment Proposal. Other than as described here and elsewhere in this Proxy Statement and other than any such benefit that will accrue to all stockholders should this Bylaws Amendment Proposal be approved and adopted, none of the Participants has any material interest in this Bylaws Amendment Proposal, individually or in the aggregate.

WE RECOMMEND A VOTE FOR THE BYLAWS AMENDMENT PROPOSAL
ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 9

QUORUM THRESHOLD REDUCTION PROPOSAL

We have submitted the following proposal for stockholder approval at the 2024 Annual Meeting:

Proposal

“RESOLVED, that Article II, Section 8 of the Amended and Restated By-Laws of Tax Free Fund for Puerto Rico Residents, Inc. be and is hereby amended as follows:

At any meeting of stockholders, more than one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.”

A copy of the amended Article II, Section 8 of the Bylaws, marked against the current Article II, Section 8 of the Bylaws to show changes pursuant to this Proposal, is attached as Exhibit B to this Proxy Statement. The effect of the Quorum Threshold Reduction Proposal would be to reduce the quorum for meetings of shareholders from 50% to 33⅓% of the outstanding shares of the Fund entitled to vote.

If this Proposal, the Adjournment Power Proposal and the Supermajority Amendment Proposal are all approved at the 2024 Annual Meeting, their proposed changes to Article II, Section 8 of the Bylaws will be combined. A copy of the amended and restated Article II, Section 8 of the Bylaws marked to show the aggregate changes of this Proposal, the Adjournment Power Proposal and the Supermajority Amendment Proposal against the current Article II, Section 8 of the Bylaws is attached as Exhibit E to this Proxy Statement.

The reason for conducting this business at the 2024 Annual Meeting is to ensure that the Fund’s meetings of stockholders (including annual elections of directors) are timely held and not subject to potentially repeated delays due to a quorum standard that is unreasonably high, given the amount of times previous annual meetings have had to be adjourned in order to reach the current quorum threshold.

A lower quorum threshold means that fewer shares need to be represented in order to hold a valid stockholder meeting. This could result in decisions being made or actions taken with the approval of fewer stockholders than currently required. Hence, a lower quorum threshold could make it easier for a minority of stockholders to impose their views on the Fund, whether or not those views are in the best interests of the Fund and its stockholders.

Ocean Capital submitted director nominations and business proposals (one of which — the 2023 Quorum Threshold Reduction Proposal — being similar to this Quorum Threshold Reduction Proposal) for the Fund’s 2023 Annual Meeting, which was adjourned more than once and then reconvened for the last time on November 2, 2023, where a quorum was present and the 2023 Ocean Capital Business Proposals received a majority of the votes cast. As of the date of this Proxy Statement, the Fund has not yet confirmed implementation of the 2023 Quorum Threshold Reduction Proposal. Other than as described here and elsewhere in this Proxy Statement and other than any such benefit that will accrue to all stockholders should the Quorum Threshold Reduction Proposal be approved and adopted, none of the Participants has any material interest in the Quorum Threshold Reduction Proposal, individually or in the aggregate, including any anticipated benefit to any of them.

WE RECOMMEND A VOTE FOR THE QUORUM THRESHOLD REDUCTION PROPOSAL
ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 10

ADJOURNMENT POWER PROPOSAL

We have submitted the following proposal for stockholder approval at the 2024 Annual Meeting:

Proposal

“RESOLVED, that Article II, Section 8 of the Amended and Restated By-Laws of Tax Free Fund for Puerto Rico Residents, Inc. be and is hereby amended to add the following language:

Except as otherwise required in the Certificate of Incorporation or applicable law, the power to adjourn any meeting of stockholders belongs exclusively to stockholders and no meeting of stockholders, whether or not a quorum is present, may be adjourned other than as expressly provided in this Section 8 of Article II.”

A copy of the amended Article II, Section 8 of the Bylaws, marked against the current Article II, Section 8 of the Bylaws to show changes pursuant to this Proposal, is attached as Exhibit C to this Proxy Statement.

If this Proposal, the Quorum Threshold Reduction Proposal and the Supermajority Amendment Proposal are all approved at the 2024 Annual Meeting, their proposed changes to Article II, Section 8 of the Bylaws will be combined. A copy of the amended and restated Article II, Section 8 of the Bylaws marked to show the aggregate changes of this Proposal, the Quorum Threshold Reduction Proposal and the Supermajority Amendment Proposal against the current Article II, Section 8 of the Bylaws is attached as Exhibit E to this Proxy Statement.

The reason for conducting this business at the 2024 Annual Meeting is to ensure that the Fund’s meetings of stockholders (including annual elections of directors) are adjourned only in limited circumstances (i.e., in the absence of a quorum and only by the Fund’s stockholders) such that the adjournment power will not be exercised in a manner that jeopardizes stockholder franchise or is otherwise adverse to stockholder democracy.

Ocean Capital submitted director nominations and business proposals (one of which — the 2023 Adjournment Power Proposal — being similar to this Adjournment Power Proposal) for the Fund’s 2023 Annual Meeting, which was adjourned more than once and then reconvened for the last time on November 2, 2023, where a quorum was present and the 2023 Ocean Capital Business Proposals received a majority of the votes cast. As of the date of this Proxy Statement, the Fund has not yet confirmed implementation of the 2023 Adjournment Power Proposal. Ocean Capital intends to submit business proposals and director nominations at the Fund’s future annual meetings of stockholders. Accordingly, Ocean Capital has an interest in ensuring that such future meetings are not unilaterally adjourned against the will of the Fund’s stockholders. Other than as described here and elsewhere in this Proxy Statement and other than any such benefit that will accrue to all stockholders should the Adjournment Power Proposal be approved and adopted, none of the Participants has any material interest in the Adjournment Power Proposal, individually or in the aggregate.

WE RECOMMEND A VOTE FOR THE ADJOURNMENT POWER PROPOSAL
ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 11

SUPERMAJORITY AMENDMENT PROPOSAL

We have submitted the following proposal for stockholder approval at the 2024 Annual Meeting:

Proposal

“RESOLVED, that Article II, Section 8 of the Amended and Restated By-Laws of Tax Free Fund for Puerto Rico Residents, Inc. be and is hereby amended to add the following language:

Notwithstanding anything to the contrary in these Amended and Restated By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66⅔% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.”

A copy of the amended Article II, Section 8 of the Bylaws, marked against the current Article II, Section 8 of the Bylaws to show changes pursuant to this Proposal, is attached as Exhibit D to this Proxy Statement.

If this Proposal, the Quorum Threshold Reduction Proposal and the Adjournment Power Proposal are all approved at the 2024 Annual Meeting, their proposed changes to Article II, Section 8 of the Bylaws will be combined. A copy of the amended and restated Article II, Section 8 of the Bylaws marked to show the aggregate changes of this Proposal, the Quorum Threshold Reduction Proposal and the Adjournment Power Proposal against the current Article II, Section 8 of the Bylaws is attached as Exhibit E to this Proxy Statement.

The reason for conducting this business at the 2024 Annual Meeting is to ensure that any future amendment to Article II, Section 8 of the Bylaws will not be effected unilaterally by the Board but instead will require adequate consideration and approval by the Fund’s stockholders. Ocean Capital believes that a higher voting standard than a simple majority is appropriate in this context given the fundamental nature of the quorum and adjournment-related provisions in Article II, Section 8 of the Bylaws, which directly affect how stockholders can exercise their voting rights. This supermajority voting standard will apply to all future amendments to Article II, Section 8 of the Bylaws following the consummation of the 2024 Annual Meeting.

A supermajority requires a broad consensus among the stockholder voting base for decisions to be made at stockholder meetings and can therefore be a helpful mechanism to ensure that a large majority of stockholders agree with a proposed amendment. However, supermajority votes can be difficult to achieve, which could delay the decision-making process. Additionally, such a requirement could make it easier for a minority of stockholders to prevent a decision from being made or action from being taken at a stockholder meeting even if that decision or action is supported by holders of a majority of the Fund’s shares and even though such a decision or action may be in the best interests of the Fund and its stockholders.

Ocean Capital submitted director nominations and business proposals (two of which contain similar language to this Supermajority Amendment Proposal) for the Fund’s 2023 Annual Meeting, which was adjourned more than once and then reconvened for the last time on November 2, 2023, where a quorum was present and Ocean Capital’s business proposals received a majority of the votes cast. As of the date of this Proxy Statement, the Fund has not yet confirmed implementation of any of the 2023 Ocean Capital Business Proposals. Other than as described here and elsewhere in this Proxy Statement and other than any such benefit that will accrue to all stockholders should the Supermajority Amendment Proposal be approved and adopted, none of the Participants has any material interest in the Supermajority Amendment Proposal, individually or in the aggregate, including any anticipated benefit to any of them.

WE RECOMMEND A VOTE FOR THE SUPERMAJORITY AMENDMENT PROPOSAL
ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 12

STOCKHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL PURSUANT TO RULE 14a-8
TO TERMINATE ADVISORY AGREEMENTS

Ocean Capital submitted the 14a-8 Proposal to be included in the Fund’s proxy statement for stockholder approval at the 2024 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act. The 14a-8 Proposal is reproduced below as submitted to the Fund on December 8, 2023. The data presented in the supporting statement contained in the 14a-8 Proposal is accurate as of the date of the 14a-8 Proposal and no changes have been made to the 14a-8 Proposal since its submission to the Fund on December 8, 2023.

Proposal [1]: Terminate UBS Agreements

RESOLVED, that the Amended and Restated Investment Advisory Agreement (the “Agreement”) between Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund”) and UBS Asset Managers of Puerto Rico (“UBS”), a division of UBS Trust Company of Puerto Rico, dated May 12, 2021, and all other advisory and management agreements between the Fund and UBS (collectively with the Agreement, the “UBS Agreements”), shall be terminated by the Fund, pursuant to Section 11 of the Agreement and the right of shareholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such agreements, with such termination to be effective no more than sixty days following the date hereof.

The Fund has consistently incurred significant losses and failed to maximize shareholder value. As reported in the Fund’s public filings, during the year ended December 31, 2022, the Fund’s total net asset value (“NAV”) and stock price declined over 19% and over 48%, respectively.8 As of June 30, 2023, the Fund’s stock traded at a 60.4% discount to its NAV,9 almost doubling from 34.4% as of June 30, 2021.10 This underperformance is to the detriment of shareholders and is particularly troubling when compared to the broader municipal bond market, for which total returns are up 10.6% and 31.9% over the past 5 and 10 years, respectively.11

We believe that, given the Fund’s inability to maximize shareholder value, termination of the Agreement would allow the Fund to initiate a competitive, open process to secure a new, more suitable investment advisory agreement, with an advisor that can strengthen the Fund’s performance through lower fees, new perspectives and revamped investment strategy. Further, shareholder support of this proposal could encourage the Fund to take other actions, including reevaluating its operations, that may lead to a significant increase in the value of the Fund’s shares, directly benefiting its shareholders.

We believe our interests are aligned with shareholders, as our intent with this proposal is to maximize value for shareholders, not to cause a liquidation of the Fund. While termination of the UBS Agreements could result in some near-term disruptions and costs associated with securing a new investment advisor relationship, we believe that over the longer term, ending this underperforming arrangement will serve all shareholders. If a new permanent advisory agreement is not entered into, the Fund could become internally managed on an interim or permanent basis.12 Despite disruption risks, we believe beginning the process of replacing the current UBS Agreements will facilitate the selection of an investment advisor that is able to bring a fresh perspective and advise the Fund on terms more favorable to the Fund.

Please vote “FOR” Proposal [1]: Terminate UBS Agreements.

WE RECOMMEND A VOTE FOR THE TERMINATE UBS AGREEMENTS PROPOSAL
ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

__________

8        Annual Certified Shareholder Report, filed March 9, 2023.

9        Semi-Annual Certified Shareholder Report, filed September 6, 2023.

10      Semi-Annual Certified Shareholder Report, filed September 9, 2021.

11      S&P Municipal Bond Index returns as of December 1, 2023.

12      1940 Act, Section 270.15a-4.

INFORMATION CONCERNING THE 2024 ANNUAL MEETING

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on March 7, 2024 as the Record Date for determining stockholders entitled to notice of and to vote at the 2024 Annual Meeting. Stockholders of record at the close of business on the Record Date will be entitled to vote at the 2024 Annual Meeting. According to the Fund’s proxy statement, there were [•] shares of Common Stock outstanding and entitled to vote at the 2024 Annual Meeting as of the Record Date.

Stockholders, including those who expect to attend the 2024 Annual Meeting, are urged to authorize Ocean Capital to vote their shares on their behalf today by following the instructions for Internet voting detailed on the enclosed BLUE Proxy Card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed BLUE Proxy Card in the enclosed return envelope to Ocean Capital LLC, c/o Morrow Sodali LLC, in the enclosed postage-paid envelope.

Authorized proxies will be voted at the 2024 Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, FOR the Director Accountability Proposal, FOR the 2022 Ocean Capital Nominee Confirmation Proposal, FOR the 2022 Implementation Proposal, FOR the 2023 Ocean Capital Nominee Confirmation Proposal, FOR the Bylaws Amendment Proposal, FOR the Quorum Threshold Reduction Proposal, FOR the Adjournment Power Proposal, FOR the Supermajority Amendment Proposal and FOR the Terminate UBS Agreements Proposal (the 14a-8 Proposal).

QUORUM

The presence at the 2024 Annual Meeting, virtually or represented by proxy, of the holders of more than one-half of the outstanding shares of the Fund entitled to vote, shall constitute a quorum. The shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will neither be counted as present for purposes of determining whether a quorum exists nor be entitled to vote at the 2024 Annual Meeting. The shares whose proxies reflect an abstention on any item will be counted as shares present and entitled to vote at the 2024 Annual Meeting for purposes of determining whether a quorum exists.

Any stockholder wishing to participate in the 2024 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2024 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on April 16, 2024 to attend and vote at the 2024 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2024 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2024 Annual Meeting.

VOTES REQUIRED FOR APPROVAL

Election of Directors — The Fund has adopted a plurality vote standard for director elections, meaning the nominees receiving the highest number of affirmative votes will be elected as directors of the Fund at the 2024 Annual Meeting provided that a quorum is present (Proposal No. 1).

Director Accountability Proposal — Provided that a quorum has been established, this Proposal requires the affirmative vote of a majority of the Fund’s shares present virtually or represented by proxy at the 2024 Annual Meeting (Proposal No. 2).

Dispute Resolution Proposal — Provided that a quorum has been established, this Proposal requires the affirmative vote of a majority of the Fund’s shares present virtually or represented by proxy at the 2024 Annual Meeting (Proposal No. 3).

2022 Ocean Capital Nominee Confirmation Proposal — Provided that a quorum has been established, this Proposal requires the affirmative vote of a majority of the Fund’s shares present virtually or represented by proxy at the 2024 Annual Meeting (Proposal No. 4).

2022 Implementation Proposal — Provided that a quorum has been established, this Proposal requires the affirmative vote of a majority of the Fund’s shares present virtually or represented by proxy at the 2024 Annual Meeting (Proposal No. 5).

2023 Ocean Capital Nominee Confirmation Proposal — Provided that a quorum has been established, this Proposal requires the affirmative vote of a majority of the Fund’s shares present virtually or represented by proxy at the 2024 Annual Meeting (Proposal No. 6).

2023 Implementation Proposal — Provided that a quorum has been established, this Proposal requires the affirmative vote of a majority of the Fund’s shares present virtually or represented by proxy at the 2024 Annual Meeting (Proposal No. 7).

Bylaws Amendment Proposal — Provided that a quorum has been established, this Proposal requires the affirmative vote of a majority of the Fund’s shares present virtually or represented by proxy at the 2024 Annual Meeting (Proposal No. 8).

Quorum Threshold Reduction Proposal — Provided that a quorum has been established, this Proposal requires the affirmative vote of a majority of the Fund’s shares present virtually or represented by proxy at the 2024 Annual Meeting (Proposal No. 9).

Adjournment Power Proposal — Provided that a quorum has been established, this Proposal requires the affirmative vote of a majority of the Fund’s shares present virtually or represented by proxy at the 2024 Annual Meeting (Proposal No. 10).

Supermajority Amendment Proposal — Provided that a quorum has been established, this Proposal requires the affirmative vote of a majority of the Fund’s shares present virtually or represented by proxy at the 2024 Annual Meeting (Proposal No. 11).

Terminate UBS Agreements Proposal (the 14a-8 Proposal) — Provided that a quorum has been established at the 2024 Annual Meeting, this Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund, meaning the affirmative vote of the lesser of (i) 67% or more of the Fund’s shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (Proposal No. 12).

None of the applicable Puerto Rico law, the Fund’s Certificate of Incorporation nor the Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with any of the Proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such Proposals.

ABSTENTIONS; BROKER NON-VOTES

Abstentions will be treated as votes present at the 2024 Annual Meeting, but will not be treated as votes cast for Proposal No. 1. Abstentions, therefore, will have no effect on Proposal No. 1, but will have the effect of “against” votes on the remaining proposals. Broker non-votes will not be treated as votes present at the 2024 Annual Meeting and will not be treated as votes cast for any of Proposals Nos. 1 through 11. However, broker non-votes will have the same effect as votes against Proposal No. 12.

Because of the contested nature of the 2024 Annual Meeting, brokers holding shares of the Fund in “street name” for their customers will not be permitted by New York Stock Exchange (“NYSE”) rules to vote on any of the Proposals on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners.

Additional information regarding when a “broker non-vote” occurs with respect to non-routine matters will be found in the Fund’s proxy statement. We urge you to instruct your broker or other nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

REVOCATION OF PROXIES

Stockholders of the Fund may, but need not, revoke their proxies at any time prior to exercise by (i) attending the 2024 Annual Meeting and voting his or her shares of Common Stock virtually, (ii) signing, dating and returning a later dated BLUE Proxy Card or the Fund’s proxy card, (iii) submitting a proxy with new voting instructions using the internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card or (iv) by submitting a letter of revocation. The delivery of a later-dated proxy card which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Ocean Capital in care of Morrow Sodali at the address set forth on the back cover of the Proxy Statement or to the Fund’s Secretary at American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, or to any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, Ocean Capital requests that either the original or photostatic copies of all revocations be mailed to Ocean Capital LLC, c/o Morrow Sodali LLC, 509 Madison Avenue, Suite 1206, New York, NY 10022, so that Ocean Capital will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, Morrow Sodali may use this information to contact stockholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of the other Proposals described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Ocean Capital. Proxies may be solicited by mail, facsimile, telephone, electronic mail, Internet, in person or by advertisements. The Participants will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Ocean Capital will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Ocean Capital will also participate in the solicitation of proxies in support of the Nominee. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

Ocean Capital has entered into an agreement with Morrow Sodali for solicitation and advisory services in connection with this solicitation, for which Morrow Sodali will receive a fee of up to $[•], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Morrow Sodali will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that Morrow Sodali will employ up to 15 persons to solicit the Fund’s stockholders for the 2024 Annual Meeting. The entire expense of soliciting proxies is being borne by Ocean Capital. Ocean Capital does not intend to seek reimbursement from the Fund of all expenses it incurs in connection with this solicitation. Costs of this solicitation of proxies are currently estimated to be approximately $[•] (including, but not limited to, fees for attorneys, solicitors and other advisors and other costs incidental to the solicitation). We estimate that through the date hereof, Ocean Capital’s expenses in connection with this solicitation are approximately $[•].

STOCKHOLDER PROPOSALS

According to the Fund’s proxy statement, to be considered for presentation at any annual or special meeting of stockholders of the Fund, proposals by stockholders and persons nominated for election as directors by stockholders must be delivered to the Fund’s Secretary at its principal office no less than thirty nor more than fifty days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed less than forty days prior to the date of the meeting, such notice must be given not more than ten days after such date is first so announced or disclosed. Public notice will be deemed to have been given more than forty days in advance of the annual meeting, if the Fund has previously disclosed, in the Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date — unless and until the Board determines to hold the meeting on a different date. In order to be included in the Fund’s proxy statement and form of proxy, a stockholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Ocean Capital is unaware of any other matters to be considered at the 2024 Annual Meeting. However, should other matters, which Ocean Capital is not aware of a reasonable time before this solicitation, be brought before the 2024 Annual Meeting, the persons named as proxies on the enclosed BLUE Proxy Card will vote on such matters in their discretion in accordance with Rule 14a-4(c) under the Exchange Act.

We are asking you to vote FOR the election of our Nominees, FOR the Dispute Resolution Proposal, FOR the Director Accountability Proposal, FOR the 2022 Ocean Capital Nominee Confirmation Proposal, FOR the 2022 Implementation Proposal, FOR the 2023 Ocean Capital Nominee Confirmation Proposal, FOR the 2023 Implementation Proposal, FOR the Bylaws Amendment Proposal, FOR the Quorum Threshold Reduction Proposal, FOR the Adjournment Power Proposal, FOR the Supermajority Amendment Proposal and FOR the Terminate UBS Agreements Proposal (the 14a-8 Proposal).

Ocean Capital has omitted from this Proxy Statement certain disclosure required by applicable law that will be included in the Fund’s definitive proxy statement. This disclosure includes, among other things, biographical information on the Fund’s directors and executive officers, the dollar range of shares owned by the directors of the Fund, information regarding persons who beneficially own more than 5% of the Fund’s Common Stock, information on committees of the Board and other important information. Stockholders should refer to the Fund’s definitive proxy statement, once available, in order to review this disclosure.

According to the Fund’s proxy statement, UBS, a division of UBSTC PR, serves as the Fund’s investment adviser. UBS is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

According to the Fund’s proxy statement, UBSTC PR serves as the Fund’s administrator. UBSTC PR is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

According to the Fund’s proxy statement, UBS Financial Services Puerto Rico serves as the Fund’s principal underwriter. UBS Financial Services Puerto Rico is located at 250 Muñoz Rivera Avenue, American International Plaza, Penthouse Floors, San Juan, Puerto Rico 00918.

Please refer to the Fund’s proxy statement for information about persons that beneficially owned 5% or more of the shares of Common Stock as of the Record Date.

The information concerning the Fund contained in this Proxy Statement and the appendix and exhibits attached hereto has been taken from, or is based upon, publicly available information.

OCEAN CAPITAL LLC

[•], 2024

THIS SOLICITATION IS BEING MADE BY OCEAN CAPITAL AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. OCEAN CAPITAL IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE 2024 ANNUAL MEETING. SHOULD OTHER MATTERS WHICH OCEAN CAPITAL IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE 2024 ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. OCEAN CAPITAL URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF OCEAN CAPITAL’S NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED BLUE PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD TODAY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE 2024 ANNUAL MEETING

Who is entitled to vote?

Stockholders of record at the close of business on the Record Date are entitled to be present and to vote at the 2024 Annual Meeting. Each share of Common Stock of record is entitled to one vote.

How do I vote my shares?

Shares held in record name.    If your shares are registered in your own name, please vote today by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid return envelope provided. Execution and delivery of a proxy by a record holder of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise. You may also vote your shares by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

Shares beneficially owned or held in “street” name.    If you hold your shares in “street name” with a broker, bank, trust company or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the Proposals and the election of the Nominees. Please follow the instructions to vote provided on the enclosed voting instruction form provided by your broker, bank, trust company or other nominee and have your shares voted promptly.

Any stockholder wishing to participate in the 2024 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2024 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on April 16, 2024 to attend and vote at the 2024 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2024 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2024 Annual Meeting.

Shares of Common Stock represented by properly executed BLUE Proxy Cards will be voted at the 2024 Annual Meeting as marked and, in the absence of specific instructions, “FOR ALL” of Ocean Capital’s Nominees and “FOR” Ocean Capital’s Proposals.

How should I vote on the Proposals?

We recommend that you vote your shares on the BLUE Proxy Card as follows:

“FOR ALL” of Ocean Capital’s Nominees standing for election to the Board named in this Proxy Statement;

“FOR” the Dispute Resolution Proposal;

“FOR” the Director Accountability Proposal;

“FOR” the 2022 Ocean Capital Nominee Confirmation Proposal;

“FOR” the 2022 Implementation Proposal;

“FOR” the 2023 Ocean Capital Nominee Confirmation Proposal;

“FOR” the 2023 Implementation Proposal;

“FOR” the Bylaws Amendment Proposal;

“FOR” the Quorum Threshold Reduction Proposal;

“FOR” the Adjournment Power Proposal;

“FOR” the Supermajority Amendment Proposal; and

“FOR” the Terminate UBS Agreements Proposal (the 14a-8 Proposal).

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the 2024 Annual Meeting. Proxies may be revoked by any of the following actions:

•        signing, dating and returning the enclosed BLUE Proxy Card (the latest dated proxy is the only one that counts);

•        submitting a proxy with new voting instructions using the internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card;

•        delivering a written revocation or a later dated proxy for the 2024 Annual Meeting to Ocean Capital LLC, c/o Morrow Sodali LLC, 509 Madison Avenue, Suite 1206, New York, NY 10022, or to the secretary of the Fund; or

•        attending the 2024 Annual Meeting virtually and voting (although attendance at the 2024 Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the 2024 Annual Meeting and you beneficially own shares but are not the record owner, your mere attendance at the 2024 Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner (e.g., by obtaining a legal proxy) to vote your shares held in its name at the 2024 Annual Meeting. Contact Morrow Sodali toll free at (800) 662-5200 or collect at (203) 658-9400 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE FUND’S PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that either the original or a copy of any revocation be mailed to Ocean Capital LLC, c/o Morrow Sodali LLC, 509 Madison Avenue, Suite 1206, New York, NY 10022, so that we will be aware of all revocations.

What is householding of proxy materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. Some banks and brokers with account holders who are stockholders of the Fund may be householding our proxy materials. A single copy of this Proxy Statement (and of the Fund’s proxy statement and annual report) will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund by writing to the Fund’s Secretary at Tax Free Fund for Puerto Rico Residents, Inc., American International Plaza, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

What is the Coalition of Concerned UBS Closed-End Bond Fund Investors?

On July 22, 2021, Ocean Capital launched a public website for “The Coalition of Concerned UBS Closed-End Bond Fund Investors.” The Coalition of Concerned UBS Closed-End Bond Fund Investors is not intended to describe a discernible group of investors, but instead is used to describe a like-mindedness of various stockholders who might understand and think similarly about the Fund and its affiliated funds with respect to which Ocean Capital has made nominations for director elections. Ocean Capital, its managing member, Mr. Hawk, and its nominees have never entered, and have no intention to enter, into any agreement, whether oral or written, express or implied, to act together with any other person who could be described as a “Concerned UBS Closed-End Bond Fund Investor” for the purpose of acquiring, holding, voting or disposing of securities of any of the funds.

What happened at the 2022 Annual Meeting?

The 2022 Annual Meeting was initially convened on April 28, 2022 and was subsequently adjourned to June 9, 2022, July 28, 2022, September 22, 2022, December 15, 2022 and March 9, 2023. The 2022 Annual Meeting reconvened on March 9, 2023 and a stockholder vote occurred. According to the final contest vote tallies provided by Broadridge, at the 2022 Annual Meeting, the Fund’s stockholders overwhelmingly favored Ocean Capital’s 2022 Ocean Capital Nominees over the Fund’s nominees.13 Since then, the Fund has refused to the 2022 Ocean Capital Nominees, claiming that whether a quorum was present at the 2022 Annual Meeting and the legal validity of the vote at the 2022 Annual Meeting remains subject to legal challenge (for more information about the pending lawsuit relating to the 2022 Annual Meeting, please see “Appendix A — The Federal Action”).

What happened at the 2023 Annual Meeting?

The 2023 Annual Meeting was initially convened on April 20, 2023 and was subsequently adjourned to June 1, 2023, August 3, 2023, and November 2, 2023. The 2023 Annual Meeting reconvened on November 2, 2023 and a stockholder vote occurred. According to the final contest vote tallies provided by Broadridge, at the 2023 Annual Meeting, the Fund’s stockholders overwhelmingly favored Ocean Capital’s 2023 Ocean Capital Nominees over the Fund’s nominees.14 As with the 2022 Ocean Capital Nominees, the Fund has refused to the 2023 Ocean Capital Nominees, claiming that whether a quorum was present at the 2023 Annual Meeting and the legal validity of the vote at the 2023 Annual Meeting remains subject to legal challenge (for more information about the pending lawsuit relating to the 2023 Annual Meeting, please see “Appendix A — The Federal Action”).

____________

13      According to the September 2023 Shareholder Report, Messrs. Danial, Izquierdo, and Rosenthal received 4,897,284, 4,754,292, and 4,897,284 votes, respectively, while the Fund’s three nominees to the Board, Messrs. Ubiñas, León and Villamil, only received 126,999, 130,514, and 130,514 votes, respectively.

14      According to the March 2024 Shareholder Report, the 2023 Ocean Capital Nominees each received at least 5,685,086 votes, while none of the Fund’s nominees for the 2023 Annual Meeting received more than 137,801 votes.

APPENDIX A

INFORMATION CONCERNING THE NOMINEES AND PARTICIPANTS

Ocean Capital has nominated two highly qualified individuals for election as directors at the 2024 Annual Meeting: Ethan A. Danial and Ian McCarthy.

This proxy solicitation is being made by Ocean Capital, Mr. Hawk and the Nominees. Ocean Capital, Mr. Hawk and the Nominees may each be deemed a “Participant” and, collectively, the “Participants.”

As of the date of this Proxy Statement, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 1,497,342.25 shares of Common Stock (including 100 shares of Common Stock held in record name by Ocean Capital)15 representing approximately [•]% of the Fund’s outstanding shares of Common Stock. The percentages used herein are based upon [•] shares of Common Stock outstanding, which represents the number of outstanding shares of Common Stock as of the Record Date, according to the Fund’s proxy statement.

As of the date of this Proxy Statement, Ocean Capital may be deemed to beneficially own 1,479,364.25 shares of Common Stock. As of the date of this Proxy Statement, Mr. Hawk may be deemed to beneficially own 1,479,364.25 shares of Common Stock, consisting entirely of shares of Common Stock owned by Ocean Capital, which Mr. Hawk, as Managing Member of Ocean Capital, may be deemed to beneficially own, collectively representing approximately [•]% of the Fund’s outstanding shares of Common Stock.

Except as set forth in this Proxy Statement, as of the date of this Proxy Statement, the Nominees do not beneficially own any shares of Common Stock and have not entered into any transactions in securities of the Fund during the past two years.

Except as set forth in this Proxy Statement, neither of the Nominees nor any of their Immediate Family Members owns beneficially or of record any class of securities in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A); or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company. Each of our Nominees specifically disclaims beneficial ownership of the securities that he does not directly own. For information regarding purchases and sales of securities of the Fund during the past two years by the Participants, see Exhibit A — Transactions in the Fund’s Securities During the Past Two Years (which is incorporated herein by reference).

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which any of the Nominees is an officer.

Neither of the Nominees nor any of their Immediate Family Members (as such term is defined in the 1940 Act) has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company. In addition, neither of the Nominees or any of their Immediate Family Members has, or has had since the beginning of the Fund’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

____________

15      Although we have moved shares into record form, we do not believe that record ownership is a requirement under the organizational documents of the Fund or under Puerto Rico law for making nominations or submitting business proposals. We did so only because of what we believe is an unlawful and entrenched position of Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. and Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. with respect to our nomination notices for the 2021 annual meetings of those two funds.

Ocean Capital believes that each Nominee presently is not, and if elected as a director of the Fund, would not be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that each Nominee would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Fund’s compensation, nominating and governance, dividend or audit committees that is not independent under any such committee’s applicable independence standards.

The Nominees will not receive any compensation from Ocean Capital for their services as directors of the Fund if elected. If elected, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of directors who are not “interested persons” of the Fund.

Except as set forth in this Proxy Statement, neither of our Nominees is a party adverse to the Fund, or any of its subsidiaries, or has a material interest adverse to the Fund, or any of its subsidiaries, in any material pending legal proceeding.

We do not expect that any of our Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or, for good cause, will not serve, the shares represented by the enclosed BLUE Proxy Card will be voted for substitute nominee(s), to the extent this is not prohibited under the Fund’s Bylaws and Certificate of Incorporation and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Fund makes or announces any changes to the Bylaws or takes any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, the shares represented by the enclosed BLUE Proxy Card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Fund increases the size of the Board above its existing size or increases the number of directors whose terms expire at the 2023 Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Ocean Capital that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of the Fund’s corporate machinery.

The principal occupation of Mr. Danial is serving as Member, Authorized Officer and Manager at RAD Investments. The principal occupation of Mr. McCarthy is serving as a Managing Director at Fairview Asset Management, LLC. The principal occupation of Mr. Hawk is President and Chief Executive Officer of First Southern, LLC, a boutique financial services company that provides a broad spectrum of investment and brokerage services to individuals and institutional clients. The principal business of Ocean Capital is investing in various opportunities in the financial arena and transacting any lawful business in Puerto Rico financial arenas.

The principal business address of Mr. Danial is 954 Avenida Ponce De Leon, San Juan, Puerto Rico 00907. The principal business address of Mr. McCarthy is 1959 Loiza Street, Suite 401, San Juan, Puerto Rico 00911. The principal business address of each of Mr. Hawk and Ocean Capital is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.

Each of the individual Participants is a citizen of the United States of America. Messrs. Hawk, Danial and McCarthy are residents of Puerto Rico.

The relevant information provided above has been furnished to Ocean Capital by the Nominees.

Except as set forth in this Proxy Statement, (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the 2024 Annual Meeting; (iii) no Participant owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant (other than Ocean Capital and Mr. Hawk, as disclosed elsewhere in this Proxy Statement) directly or indirectly beneficially owns any securities of the Fund; (v) no Participant has purchased or sold any securities of the Fund during the past two years; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) no Participant or any of his or her associates nor any of his or her immediate family members (as defined in Instruction 1 to Item 404(a) of Regulation S-K) had any direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; and (xi) no Participant or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, nor with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

On April 4, 2022, Ocean Capital, Mr. Hawk and the 2022 Ocean Capital Nominees entered into a Joint Filing and Solicitation Agreement pursuant to which, among other things, the parties agreed to (i) the joint filing of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Fund, (ii) solicit proxies in favor of the proposals submitted by Ocean Capital to the Fund’s stockholders for approval at the 2022 Annual Meeting, including the election of Mr. Danial to the Board as a Class I director and Messrs. Rosenthal and Izquierdo to the Board as Class II directors, (iii) provide Mr. Hawk with notice of any purchase or sale of any securities of the Fund and (iv) grant Ocean Capital the right to pre-approve all expenses incurred in connection with the solicitation and to agree to pay all such pre-approved expenses. The 2022 Ocean Capital Nominees were nominated by Ocean Capital for election as directors at the 2022 Annual Meeting, which was consummated on March 9, 2023.

Ocean Capital, the 2022 Ocean Capital Nominees and the 2023 Ocean Capital Nominees entered into an amended and restated Joint Filing and Solicitation Agreement on March 17, 2023, pursuant to which, among other things, (i) the 2023 Ocean Capital Nominees were added as parties, and (ii) Ocean Capital, Mr. Hawk and the 2022 Ocean Capital Nominees agreed to solicit proxies in favor of the election of the 2022 Ocean Capital Nominees and ratification of Ocean Capital’s stockholder proposal at the 2022 Annual Meeting, (iii) Ocean Capital, Mr. Hawk and the 2023 Ocean Capital Nominees agreed to solicit proxies in favor of the election of the 2023 Ocean Capital Nominees and Ocean Capital’s stockholder proposals at the 2023 Annual Meeting and (iv) Ocean Capital, Mr. Hawk, the 2022 Ocean Capital Nominees and the 2023 Ocean Capital Nominees agreed to (y) provide Mr. Hawk with notice of any purchase or sale of any securities of the Fund and (z) grant Ocean Capital the right to pre-approve all expenses incurred in connection with the solicitation and to pay all such pre-approved expenses. The 2023 Ocean Capital Nominees were nominated by Ocean Capital for election as directors at the 2023 Annual Meeting, which was consummated on November 2, 2023.

Ocean Capital, the 2022 Ocean Capital Nominees, the 2023 Ocean Capital Nominees and the Nominees entered into a second amended and restated Joint Filing and Solicitation Agreement on March 20, 2024, pursuant to which, among other things, (i) the Nominees were added as parties, and (ii) Ocean Capital, Mr. Hawk and the 2022 Ocean Capital Nominees agreed to solicit proxies in favor of the election of the 2022 Ocean Capital Nominees and ratification of Ocean Capital’s stockholder proposal at the 2022 Annual Meeting, (iii) Ocean Capital, Mr. Hawk and the 2023 Ocean Capital Nominees agreed to solicit proxies in favor of the election of the 2023 Ocean Capital Nominees and ratification of Ocean Capital’s stockholder proposals at the 2023 Annual Meeting, (iv) Ocean Capital, Mr. Hawk and the Nominees agreed to solicit proxies in favor of the election of the Nominees and Ocean Capital’s stockholder proposals at the 2024 Annual Meeting and (v) Ocean Capital, Mr. Hawk, the 2022 Ocean Capital Nominees, the 2023 Ocean Capital Nominees and the Nominees agreed to (y) provide Mr. Hawk with notice of any purchase or sale of any securities of the Fund and (z) grant Ocean Capital the right to pre-approve all expenses incurred in connection with the solicitation and to pay all such pre-approved expenses. Messrs. Rosenthal and Izquierdo are not expected to participate in the solicitation of proxies in connection with the 2024 Annual Meeting. None of the 2023 Ocean Capital Nominees is expected to participate in the solicitation of proxies in connection with the 2024 Annual Meeting.

Except as set forth in this Proxy Statement, (i) there are no arrangements or understandings between Ocean Capital or its affiliates and the Nominees or any other person or persons pursuant to which the nominations are to be made by Ocean Capital at the 2024 Annual Meeting, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a director of the Fund, if elected as such at the 2024 Annual Meeting and (ii) no Nominee has purchased or sold any securities of the Fund’s investment adviser or its parents, or subsidiaries of either, since the beginning of the most recently completed fiscal year.

Except as set forth in this Proxy Statement, no Nominee or any of his Immediate Family Members (as defined in Item 22 of Schedule 14A) has held any positions, including as an officer, employee, director or general partner, during the past five years with (i) the Fund, (ii) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A) as the Fund or having an investment adviser, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (iii) an investment adviser, principal underwriter, Sponsoring Insurance Company or affiliated person of the Fund or (iv) any person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee or his Immediate Family Members owns any securities beneficially or of record in (i) an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee or any of his Immediate Family Members has any direct or indirect interest, the value of which exceeds $120,000, during the past five years in (i) an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, or controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee or any of his Immediate Family Members has any material interest, direct or indirect, in any transaction, or series of similar transactions, since the beginning of the last two completed fiscal years of the Fund, or in any currently proposed transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which any of the following persons was or is to be a party: (i) the Fund, (ii) an Officer (as defined in Item 22 of Schedule 14A) of the Fund, (iii) an investment company, or a person that would be an investment company but for exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (iv) an Officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (v) an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (vi) an Officer of an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (vii) a person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund or (viii) an Officer of a person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee or any of his Immediate Family Members has any direct or indirect relationship, in which the amount involved exceeds $120,000, that exists, or has existed at any time since the beginning of the last two completed fiscal years of the Fund, or is currently proposed, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Except as set forth in this Proxy Statement, no Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, nor an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, serves, or has served since the beginning of the last two completed fiscal years of the Fund, on the board of directors of a company where any Nominee or his Immediate Family Member is, or was since the beginning of the last two completed fiscal years of the Fund, an Officer.

The following table sets forth the dollar range of equity securities beneficially owned by each Nominee as of the date of this Proxy Statement:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies
Ethan A. Danial	N/A	Over $100,000*
Ian McCarthy	N/A	N/A

____________

*        Consists of shares of PRRTFF I and PRRTFF VI owned by RAD Investments, LLC, of which Mr. Danial, as the manager of RAD Investments, LLC, shares voting and investment power. Mr. Danial has been nominated for election as a director at each of the foregoing funds.

Except as set forth in this Proxy Statement, (i) there are no material pending proceedings to which any Nominee or any of his or its associates or affiliated persons is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten years.

The Federal Action

On January 5, 2023, a group of nine funds (collectively, the “Plaintiff Funds”), consisting of the Fund, Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc., PRRTFF I, Puerto Rico Residents Tax-Free Fund IV, Inc., and PRRTFF VI, filed an amended complaint (the “Amended Complaint”) in the U.S. District Court for the District of Puerto Rico (the “Court”) against Ocean Capital, Mr. Hawk and certain other named defendants (collectively, the “Defendants”). See Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc. et al. v. Ocean Capital LLC et al., No. 22-cv-01101 (D.P.R.) (the “Federal Action”). The Plaintiff Funds alleged that certain of Ocean Capital’s proxy disclosures related to campaigns against the Plaintiff Funds and certain other conduct by the Defendants in connection with these campaigns violated Sections 13(d), 14(a), and 20(a) of the Exchange Act.

On January 23, 2023, Ocean Capital answered the Amended Complaint and asserted counterclaims. That same day, Ocean Capital filed a motion for judgment on the pleadings, and additional defendants filed a motion to dismiss the Amended Complaint. On April 4, 2023, Ocean Capital filed an amended answer and counterclaims. It asserts three counterclaims against the Fund, PRRTFF I, and PRRTFF VI pursuant to Article 7.15 of the Puerto Rico General Corporations Law (14 L.P.R.A. § 3655) (“Section 3655”), seeking a declaration that Ocean Capital’s nominees to these Plaintiffs Funds’ boards of directors had been validly elected at certain annual meetings. At several annual meetings of the Fund, PRRTFF I, PRRTFF VI, stockholders voted in favor of Ocean Capital’s nominees by overwhelming margins, but in every case, these three Plaintiff Funds have to date refused to seat Ocean Capital’s nominees as directors, despite their having received sufficient votes to be elected, citing the allegations of the Plaintiff Funds’ lawsuit as a basis. In its counterclaims, Ocean Capital argued that these three Plaintiff Funds’ refusal to recognize the valid election of Ocean Capital’s nominees unlawfully disenfranchises the funds’ stockholders.

On April 14, 2023, Ocean Capital moved for a statutory injunction pursuant to Section 3655, seeking a court order directing that Ocean Capital’s nominees to the Board and the boards of PRRTFF I and PRRTFF VI, all of whom received a sufficient number of votes to be elected, should be seated as directors without further delay. On April 18, 2023, the Fund, PRRTFF I, and PRRTFF VI moved to dismiss, or alternatively stay, Ocean Capital’s amended counterclaims, asserting that the counterclaims could not appropriately decided until the Plaintiff Funds’ claims had been resolved. These motions remain pending.

On August 10, 2023, the Magistrate Judge assigned to the case issued a Report and Recommendation (the “Report”) recommending dismissal of the securities claims asserted by the Plaintiff Funds against Ocean Capital and the other Defendants. The Report found that the Plaintiff Funds’ claims failed on multiple grounds, including that they fail to state a claim for violation of the securities laws and are moot. The Report also held that the disclosure requirements in the securities law provisions invoked by the Plaintiff Funds are “not intended to serve as a weapon for management to preserve control,” and noted the absence of dispute that Ocean Capital’s director nominees had received more votes than the incumbent directors at certain annual meetings of the funds. The Plaintiff Funds filed objections to the Report on August 24, 2023. By the opinion and order (the “Opinion and Order”) dated September 8, 2023, the Court overruled the Plaintiff Funds’ objections and adopted the Report in full and accordingly dismissed the Plaintiff Funds’ claims. On September 13, 2023, the Court entered a partial judgment confirming its dismissal with prejudice of the Plaintiff Funds’ claims. Ocean Capital’s counterclaims against the Fund, PRRTFF I, and PRRTFF VI, and its motion for statutory injunction pursuant to Section 3655, to seat its nominees who received a sufficient number of votes to be elected, remain pending.

On September 22, 2023, the Plaintiff Funds filed a motion for entry of a final judgment and stay. In particular, the Plaintiff Funds proposed that the Court (a) enter either an appealable partial judgment related to the Court’s Opinion and Order dismissing the securities claims or, alternatively, resolve the entire lawsuit by entering judgment on the counterclaims in Ocean Capital’s favor, and (b) stay further proceedings and the effect of any judgment on Ocean Capital’s counterclaims pending resolution of an appeal. On October 6, 2023, Ocean Capital and other defendants filed an opposition to any stay. Ocean Capital argued that the Plaintiff Funds’ motion was simply another attempt to further delay the seating of Ocean Capital’s nominees, that no stay was warranted and that the Plaintiff Funds, through their alternative proposal, had conceded that judgment should be entered in Ocean Capital’s favor. On November 1, 2023, the Plaintiff Funds filed a reply. The motion remains pending.

On October 30, 2023, Ocean Capital filed a motion for expedited hearing or expedited treatment of its counterclaims and related motions. On November 3, 2023, the Plaintiff Funds filed a response with a proposed order asking the court to adjudicate the counterclaims in Ocean Capital’s favor but stay the effect of that order pending appeal. On November 9, 2023, Ocean Capital filed its reply brief, arguing against a stay.

EXHIBIT A

TRANSACTIONS IN THE FUND’S SECURITIES DURING THE PAST TWO YEARS

OCEAN CAPITAL LLC

None.

WILLIAM HEATH HAWK

None.

ETHAN A. DANIAL

None.

IAN MCCARTHY

None.

No part of the purchase price or market value of any of the securities specified in the transactions listed in this Exhibit A was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

EXHIBIT B

ARTICLE II, SECTION 8 OF THE BYLAWS
[MARKED TO SHOW CHANGES OF PROPOSAL NO. 9]

8.      Quorum

At any meeting of stockholders more than ~~one-half~~ one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be ~~presented~~ present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

EXHIBIT C

ARTICLE II, SECTION 8 OF THE BYLAWS
[MARKED TO SHOW CHANGES OF PROPOSAL NO. 10]

8.      Quorum

At any meeting of stockholders more than one-half of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be presented or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise required in the Certificate of Incorporation or applicable law, the power to adjourn any meeting of stockholders belongs exclusively to stockholders and no meeting of stockholders, whether or not a quorum is present, may be adjourned other than as expressly provided in this Section 8 of Article II.

EXHIBIT D

ARTICLE II, SECTION 8 OF THE BYLAWS
[MARKED TO SHOW CHANGES OF PROPOSAL NO. 11]

8.      Quorum

At any meeting of stockholders more than one-half of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be presented or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

EXHIBIT E

ARTICLE II, SECTION 8 OF THE BYLAWS
[MARKED TO SHOW AGGREGATE CHANGES OF PROPOSALS NOS. 9, 10 AND 11]

8.      Quorum

At any meeting of stockholders more than ~~one-half~~ one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be ~~presented~~ present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise required in the Certificate of Incorporation or applicable law, the power to adjourn any meeting of stockholders belongs exclusively to stockholders and no meeting of stockholders, whether or not a quorum is present, may be adjourned other than as expressly provided in this Section 8 of Article II. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares you own, please give Ocean Capital your proxy FOR the election of Ocean Capital’s Nominees and FOR the election of our Nominees, FOR the Dispute Resolution Proposal, FOR the Director Accountability Proposal, FOR the 2022 Ocean Capital Nominee Confirmation Proposal, FOR the 2022 Implementation Proposal, FOR the 2023 Ocean Capital Nominee Confirmation Proposal, FOR the 2023 Implementation Proposal, FOR the Bylaws Amendment Proposal, FOR the Quorum Threshold Reduction Proposal, FOR the Adjournment Power Proposal, FOR the Supermajority Amendment Proposal and FOR the Terminate UBS Agreements Proposal (the 14a-8 Proposal) by voting your shares by telephone or Internet as described in the enclosed BLUE Proxy Card or by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the BLUE Proxy Card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Ocean Capital urges you to confirm in writing your instructions to Ocean Capital in care of Morrow Sodali at the address provided below so Ocean Capital will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require additional information concerning this Proxy Statement, please contact Morrow Sodali at the address and telephone numbers set forth below:

509 Madison Avenue Suite 1206
New York, NY 10022
Stockholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: ocean@investor.morrowsodali.com

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION DATED MARCH 21, 2024 2024 ANNUAL MEETING OF SHAREHOLDERS OF TAX FREE FUND FOR PUERTO RICO RESIDENTS, INC. THIS CARD IS SOLICITED ON BEHALF OF OCEAN CAPITAL LLC AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND The 2024 annual meeting of stockholders (including any adjournments or postponements thereof and any meeting that may be called in lieu thereof, the “2024 Annual Meeting”) of Tax Free Fund for Puerto Rico Residents, Inc. (the “Fund”) is scheduled to be held virtually on April 18, 2024 at 11:30 A.M. Atlantic Standard Time (11:30 A.M. Eastern Daylight Time). Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital”), and the other participants in its solicitation have (i) nominated two director candidates for election to the Fund’s board of directors, (ii) made ten business proposals, and (iii) submitted a stockholder proposal pursuant to Rule 14a-8 of the Securities and Exchange Act of 1934 (the “Exchange Act”), each to be voted upon at the 2024 Annual Meeting. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” OCEAN CAPITAL’S NOMINEES AND “FOR” PROPOSALS 2, 3, 4, 5, 6, 7, 8, 9, 10, 11 AND 12. THE UNDERSIGNED HOLDER OF COMMON STOCK OF THE FUND HEREBY APPOINTS WILLIAM HEATH HAWK AND MICHAEL VERRECHIA, AND EACH OR ANY OF THEM, PROXIES TO THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION AND RE-SUBSTITUTION AND TO ACT WITHOUT THE OTHER, TO VOTE ALL THE SHARES OF COMMON STOCK OF THE FUND THAT THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT THE 2024 ANNUAL MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE 2024 ANNUAL MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE BLUE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR BLUE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be dated and signed on reverse side) BLUE P R O X Y SEE REVERSE SIDE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy Materials: The Notice and Proxy Statement and Annual Report are available at: www.proxyvoting.com/OceanCapital

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION DATED MARCH 21, 2024 1. Director Nominee Proposal: To elect Ocean Capital’s director nominees, Ethan A. Danial and Ian McCarthy (the “Nominees”), to serve as Class I directors on the Board, until their terms expire at the Fund’s 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified. FOR ALL WITHHOLD ALL FOR ALL EXCEPT INSTRUCTIONS: To vote against an individual nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) on the line below: Ocean Capital does not expect that either of the Nominees will be unable to stand for election, but, in the event that either Nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute Nominee(s), to the extent this is not prohibited under the Fund’s bylaws or Certificate of Incorporation or applicable law. In addition, Ocean Capital reserves the right to nominate substitute person(s) depending on the size of the Board and number of candidates up for election to the Board at the 2024 Annual Meeting. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s). FOR ALL EXCEPT OCEAN CAPITAL PROPOSALS OCEAN CAPITAL PROPOSALS 2.Director Accountability Proposal: To adopt a non-binding resolution requesting that the Board take all necessary steps to hold each of Agustín Cabrer, Vicente J. León, Carlos Nido, Luis M. Pellot, Clotilde Pérez, José J. Villamil and Carlos V. Ubiñas liable in their capacities as directors and agents of the Fund and as fiduciaries of the Fund’s stockholders, and in their personal capacities to the fullest extent permissible under applicable law, for all harms that the Fund has incurred as a result of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. FOR AGAINST ABSTAIN PLEASE SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE OCEAN CAPITAL PROPOSALS Please mark vote as indicated in this example 3.Dispute Resolution Proposal: To adopt a non-binding resolution requesting that the Board take all necessary steps to resolve the ongoing stockholder dispute between the Fund and Ocean Capital by dropping all of its claims as soon as reasonably possible, and in no event more than sixty days following the date hereof. 4.2022 Ocean Capital Nominee Confirmation Proposal: To ensure that José R. Izquierdo II and Brent D. Rosenthal, each of whom received sufficient votes to be elected to the Board as Class II directors at the Fund’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”), shall be seated immediately, but in no event more than 10 days following the date hereof, and, accordingly, that the incumbent directors, Carlos V. Ubiñas, Vicente J. León and José J. Villamil, none of whom received sufficient votes to be reelected to the Board at the 2022 Annual Meeting but have nevertheless continued to serve on the Board, shall step down immediately, but in no event more than 10 days following the date hereof. 5.2022 Implementation Proposal: To confirm via a press release distributed through a widely circulated news or wire service and filed with the Securities and Exchange Commission (the “SEC”) whether the stockholder proposal submitted by Ocean Capital for a stockholder vote at the 2022 Annual Meeting, which received enough “FOR” votes to pass, was properly implemented. 6.2023 Ocean Capital Nominee Confirmation Proposal: To ensure that Roxana Cruz-Rivera and Mojdeh L. Khaghan, each of whom received sufficient votes to be elected to the Board as Class III directors at the Fund’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”), shall be seated immediately, but in no event more than 10 days following the date hereof, and, accordingly, that the incumbent directors, Luis M. Pellot and Carlos Nido, neither of whom received sufficient votes to be reelected to the Board at the 2023 Annual Meeting but have nevertheless continued to serve on the Board, shall step down immediately, but in no event more than 10 days following the date hereof. 7.2023 Implementation Proposal: To confirm via a press release distributed through a widely circulated news or wire service and filed with the SEC whether the four stockholder proposals submitted by Ocean Capital for a stockholder vote at the 2023 Annual Meeting, each of which received enough “FOR” votes to pass, were properly implemented. 8.Bylaws Amendment Proposal: To repeal any provision of, or amendment to, the Bylaws adopted by the Board without the approval of the Fund’s stockholders subsequent to March 25, 2022. 9.Quorum Threshold Reduction Proposal: To amend Article II, Section 8 of the Bylaws to lower the quorum threshold for stockholder meetings from one-half to one-third of the outstanding shares entitled to vote. 10.Adjournment Power Proposal: To amend Article II, Section 8 of the Bylaws to clarify that the power to adjourn stockholder meetings belongs exclusively to the stockholders. 11.Supermajority Amendment Proposal: To amend Article II, Section 8 of the Bylaws to add a supermajority voting standard for all future amendments of that section. 12.Terminate UBS Agreements Proposal (Submitted by Ocean Capital Pursuant to Rule 14a-8 of the Exchange Act): To terminate the Investment Advisory Agreement and all other advisory and management agreements between the Fund and UBS Asset Managers of Puerto Rico within sixty days, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such agreements. Date (Signature) (Signature if held jointly) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET QUICK EASY IMMEDIATE Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your BLUE proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/OceanCapital. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER, which is located in the lower right hand corner of this form. Call Toll Free 888-297-9580 There is NO CHARGE to you for this call OPTION A:You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately. OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by Ocean Capital. Internet and Telephone voting is available through 11:59 P.M. Eastern Time on the day before the 2024 Annual Meeting. CONTROL NUMBER for Telephone/Internet Proxy Authorization